                                                                    Exhibit 10.9



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                    REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

                          Dated as of January 20, 1998

                                  by and among

                                WEEKS CORPORATION

                                       and
                              PCTC ASSOCIATES, LLC



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                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT


           THIS REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this "Agreement") is made and entered into as of January 20, 1998 by and among WEEKS CORPORATION, a Georgia corporation (the "Company"), and PCTC ASSOCIATES, LLC, a Georgia limited liability company (the "Holder").

           WHEREAS, this Agreement is made pursuant to the Contract for the Partnership Contribution of Real and Personal Property by and between Weeks Realty, L.P., a Georgia limited partnership (the "Operating Partnership"), and the Holder dated as of even date herewith (the "Contribution Agreement");

           WHEREAS, the Holder will become the owner of Units (as defined below) in the Operating Partnership in connection with the transactions described in the Contribution Agreement;

           WHEREAS, in order to induce the Company and the Operating Partnership to enter into the transactions described in the Contribution Agreement, the Holder has agreed to the Holder Lock-up (as defined below) set forth in Section 2 hereof; and

           WHEREAS, in order to induce the Holder to enter into the transactions described in the Contribution Agreement, the Company has agreed, with respect to the Units issued pursuant to the Contribution Agreement, to provide the Holder with the registration rights set forth in Section 3 hereof;

           NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

1.         DEFINITIONS.

           As used in this Agreement, the following capitalized defined terms shall have the following meanings:

           "COMMON STOCK" shall mean the Common Stock, par value $.01 per share, of the Company.

           "COMPANY" shall have the meaning set forth in the Preamble and also shall include the Company's successors.

           "CONTRIBUTION AGREEMENT" shall have the meaning set forth in the Preamble.

           "CONTROL" shall mean the ability, whether by the direct or indirect ownership of shares or other equity interests, by contract or otherwise, to select a majority of the directors of a corporation, to select the managing partner of a partnership, to select the manager of a limited liability company or otherwise to select, or have the power to remove and then select, a majority of those persons exercising governing authority over an Entity. In the case of a limited partnership, the sole general partner, each of the general partners that has equal management control and authority, or the designated managing general partner or managing general partners thereof shall be deemed to have control of such partnership. In the case of a trust, any trustee thereof or any Person having the right to select any such trustee shall be deemed to have control of such trust.

           "DISPOSE OF" shall have the meaning set forth in Section 2 hereof.

           "ENTITY" shall mean any general partnership, limited partnership, corporation, limited liability company, joint venture, trust, business trust, cooperative or association.

           "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

           "HOLDER" shall have the meaning set forth in the Preamble.

           "HOLDER LOCK-UP" shall have the meaning set forth in Section 2 hereof.

           "HOLDER LOCK-UP PERIOD" shall have the meaning set forth in Section 2 hereof.

           "NASD" shall mean the National Association of Securities Dealers,
Inc.

           "OPERATING PARTNERSHIP" shall have the meaning set forth in the Preamble and also shall include the Operating Partnership's successors and assigns.

           "PARTNERSHIP AGREEMENT" shall mean the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended.

           "PERSON" shall mean any individual or Entity.

           "SEC" shall mean the Securities and Exchange Commission.

           "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

           "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions and transfer taxes applicable to the sale of Shelf Registrable Securities and disbursements of underwriters.

           "SHARES" shall mean (i) any Common Stock issued to the Holder upon redemption of Units or (ii) any Common Stock issuable to the Holder upon redemption of Units provided that such Units shall have been held by the Holder for at least six (6) months prior to the filing of the applicable Shelf Registration Statement.

           "SHELF PROSPECTUS" shall mean the prospectus included in the Shelf Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, including any supplement relating to the terms of the offering of any portion of the Shelf Registrable Securities covered by the Shelf Registration Statement, and in each case including all material incorporated by reference therein.

           "SHELF REGISTRATION" shall mean a registration required to be effected pursuant to Section 3 hereof.

           "SHELF REGISTRABLE SECURITIES" shall mean the Shares held by the Holder, excluding (i) Shares that have been registered under any other effective registration statement, (ii) Shares sold or otherwise transferred pursuant to Rule 144 under the Securities Act, and (iii) Shares held by the Holder if all of such Shares are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act.

           "SHELF REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation: (i) all SEC, stock exchange and NASD registration and filing fees,
(ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Shelf Registrable Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Shelf Registration Statement, any Shelf Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Shelf Registrable Securities on any securities exchange or exchanges pursuant to Section 4(l) hereof, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and (vi) all other costs and expenses normally associated with the issuance and sale of newly issued public securities other than Selling Expenses.

           "SHELF REGISTRATION NOTICE" shall have the meaning set forth in
Section 4(b) hereof.

           "SHELF REGISTRATION STATEMENT" shall mean a registration statement of the Company (and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act) that covers all of the Shelf Registrable Securities to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments (including post-effective amendments) to such registration statement, and all exhibits thereto and materials incorporated by reference therein.

           "UNITS" shall mean the limited partnership interests of the Operating Partnership issued to the Holder pursuant to the Contribution Agreement, which interests are redeemable for Common Stock, or at the Operating Partnership's option, cash.

           2.       LOCK-UP AGREEMENT.

           The Holder hereby agrees that with respect to all Units issued pursuant to the Contribution Agreement from the date hereof until the later of
(i) the first anniversary of the date of this Agreement, or (ii) the effective date of the Shelf Registration Statement described in Section 3(a) hereof (the "Lock-Up Period"), without the prior written consent of the Company, the Holder will not offer, sell, contract to sell, distribute, redeem, convert or otherwise dispose of (collectively, "Dispose of"), directly or indirectly, to any Person any such Units (the "Holder Lock-up").

           3. SHELF REGISTRATION UNDER THE SECURITIES ACT FOR THE BENEFIT OF THE HOLDER.

           (a) FILING OF SHELF REGISTRATION STATEMENT. The Company shall cause to be filed on or before the first anniversary of the date of this Agreement, or as soon as practicable thereafter, a Shelf Registration Statement providing for the sale by the Holder of all Shelf Registrable Securities, in accordance with the terms hereof and will use its reasonable and diligent efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company agrees to use its reasonable and diligent efforts to keep the Shelf Registration Statement with respect to the Shelf Registrable Securities continuously effective so long as the Holder holds such Shelf Registrable Securities. Subject to Section 4(b) and Section 4(i), the Company further agrees to amend the Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or any rules and regulations thereunder; PROVIDED, HOWEVER, that the Company shall not be deemed to have used its reasonable and diligent efforts to keep the Shelf Registration Statement effective during the applicable period if it voluntarily takes any action that would result in the Holder not being able to sell Shelf Registrable Securities covered thereby during that period, unless such action is required under applicable law or the Company has filed a post-effective amendment (other than one which removes Shelf Registrable Securities from effective registration under the Securities Act) to the Shelf Registration Statement and the SEC has not declared it effective or except as otherwise permitted by the last three sentences of Section 4(b).

           (b) EXPENSES. The Company shall pay all Shelf Registration Expenses in connection with the registration pursuant to Section 3(a). The Holder shall pay all Selling Expenses and the fees and disbursements of counsel representing such Holder, if any, relating to the sale or disposition of such Shelf Registrable Securities pursuant to the Shelf Registration Statement.

           (c) INCLUSION IN SHELF REGISTRATION STATEMENT. If the Holder does not provide the information reasonably requested by the Company in connection with the Shelf Registration Statement as promptly as practicable after receipt of such request, but in no event later than ten (10) days thereafter, it shall not be entitled to have its Shelf Registrable Securities included in the Shelf Registration Statement.

           4.       SHELF REGISTRATION PROCEDURES.

           In connection with the obligations of the Company with respect to each Shelf Registration Statement contemplated by Section 3 hereof, the Company shall:

         (a)  prepare and file with the SEC, within the time period set forth in
Section 3 hereof, the Shelf Registration Statement, which Shelf Registration Statement (i) shall be available for the sale of the Shelf Registrable Securities in accordance with the intended method or methods of distribution by the Holder covered thereby and (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith;

         (b) subject to the last three sentences of this Section 4(b) and
Section 4(i) hereof, (i) prepare and file with the SEC such amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the applicable period; (ii) cause the Shelf Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Shelf Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Holder covered thereby. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in clauses (i), (ii) or (iii) in this Section 4(b), Section 4(d) or Section 4(i) with respect to the Shelf Registrable Securities (x) to the extent that the Company is in possession of material non-public information that it deems advisable not to disclose or is engaged in active negotiations or planning for a merger or acquisition or disposition transaction and it delivers written notice to the Holder to the effect that the Holder may not make offers or sales under the Shelf Registration Statement for a period not to exceed ninety (90) days from the date of such notice; PROVIDED, HOWEVER, that the Company may deliver only two such notices within any twelve-month period, and
(y) unless and until the Company has received a written notice (a "Shelf Registration Notice") from the Holder that it intends to make offers or sales under the Shelf Registration Statement as specified in such Shelf Registration Notice; PROVIDED, HOWEVER, that the Company shall have ten (10) business days to prepare and file any such amendment or supplement after receipt of the Shelf Registration Notice. Once the Holder has delivered a Shelf Registration Notice to the Company, the Holder shall promptly provide to the Company such information as the Company reasonably requests in order to identify the method of distribution in a post-effective amendment to the Shelf Registration Statement or a supplement to the Shelf Prospectus. The Holder also shall notify the Company in writing upon completion of such offer or sale or at such time as the Holder no longer intends to make offers or sales under the Shelf Registration Statement;

         (c) after the Holder has delivered a Shelf Registration Notice to the Company, furnish the Holder, without charge, as many copies of each Shelf Prospectus and any amendment or supplement thereto in order to facilitate the public sale or other disposition of the Shelf Registrable Securities; the Company consents to the use of the Shelf Prospectus and any amendment or supplement thereto by the Holder of Shelf Registrable Securities in connection with the offering and sale of the Shelf Registrable Securities covered by the Shelf Prospectus or amendment or supplement thereto;

         (d) use its reasonable and diligent efforts to register or qualify the Shelf Registrable Securities by the time the Shelf Registration Statement is declared effective by the SEC under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as the Holder shall reasonably request in writing, keep each such registration or qualification effective during the period such Shelf Registration Statement is required to be kept effective or during the period offers or sales are being made by the Holder after it has delivered a Shelf Registration Notice to the Company, whichever is shorter; PROVIDED, HOWEVER, that in connection therewith, the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction where is not otherwise subject to taxation, or (iii) file a general consent to service of process in any such jurisdiction;

         (e) notify the Holder promptly and confirm in writing, (i) when the Shelf Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Shelf Prospectus has been filed with the SEC, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Shelf Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period the Shelf Registration Statement is effective as a result of which (A) such Shelf Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Shelf Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any part thereof as promptly as possible;

         (g) after the Holder has delivered a Shelf Registration Notice to the Company, furnish to the Holder covered thereby, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

         (h) cooperate with the selling Holder to facilitate the timely preparation and delivery of certificates representing Shelf Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Shelf Registrable Securities to be issued for such numbers of shares as the Holder may reasonably request at least two business days prior to any sale of Shelf Registrable Securities;

         (i) subject to the last three sentences of Section 4(b) hereof, upon the occurrence of any event contemplated by clause (x) of Section 4(b) or clause
(v) of Section 4(e) hereof, use its reasonable and diligent efforts promptly to prepare and file an amendment or a supplement to the Shelf Prospectus or any document incorporated therein by reference or prepare, file and obtain effectiveness of a post-effective amendment to the Shelf Registration Statement, or file any other required document, in any such case to the extent necessary so that, as thereafter delivered to the purchasers of the Shelf Registrable Securities, such Shelf Prospectus as then amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

         (j) after the Holder has provided a Shelf Registration Notice to the Company, make available for inspection by the Holder covered thereby and any counsel, accountants or other representatives retained by the Holder all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all such records, documents or information reasonably requested by such Holder, counsel, accountants or representatives in connection with the Shelf Registration Statement; PROVIDED, HOWEVER, that such records, documents or information which the Company determines in good faith to be confidential and notifies the Holder, counsel, accountants or representatives in writing that such records, documents or information are confidential shall not be disclosed by the Holder, counsel, accountants or representatives unless (i) such disclosure is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or governmental agency, or (ii) such records, documents or information become generally available to the public other than through a breach of this Agreement;

         (k) a reasonable time prior to the filing of any Shelf Registration Statement or any amendment thereto, or any Shelf Prospectus or any amendment or supplement thereto, provide copies of such document (not including any documents incorporated by reference therein unless requested) to the Holder covered thereby after the Holder has provided a Shelf Registration Notice to the Company;

         (l) use its reasonable and diligent efforts to cause all Shelf Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

         (m) provide a CUSIP number for all Shelf Registrable Securities, not later than the effective date of a Shelf Registration Statement; and

         (n) use its reasonable efforts to make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder or any similar rule as may be adopted by the SEC.

           The Company may require the Holder to furnish to the Company in writing such information regarding the proposed distribution by such Holder as the Company may from time to time reasonably request in writing.

           In connection with and as a condition to the Company's obligations with respect to the Shelf Registration Statement pursuant to Section 3 hereof and this Section 4, the Holder covenants and agrees that (i) it will not offer or sell any Shelf Registrable Securities under the Shelf Registration Statement until it has provided a Shelf Registration Notice pursuant to Section 4(b) and has received copies of the Shelf Prospectus as then amended or supplemented as contemplated by Section 4(c) and notice from the Company that the Shelf Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 4(e); (ii) upon receipt of any notice from the Company contemplated by Section 4(b) or Section 4(e) (in respect of the occurrence of an event contemplated by clause (v) of Section 4(e)), the Holder shall not offer or sell any Shelf Registrable Securities pursuant to the Shelf Registration Statement until such Holder receives copies of the supplemented or amended Shelf Prospectus contemplated by Section 4(i) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Shelf Prospectus as amended or supplemented at the time of receipt of such notice; (iii) all offers and sales by the Holder under the Shelf Registration Statement shall be completed within sixty (60) days after the first date on which offers or sales can be made pursuant to clause (i) above, and upon expiration of such sixty (60) day period, the Holder will not offer or sell any Shelf Registrable Securities under the Shelf Registration Statement until it has again complied with the provisions of clause (i) above; (iv) the Holder and any of its beneficial owners, officers, directors or affiliates, if any, will comply with the provisions of Regulation M promulgated by the SEC as applicable to them in connection with sales of Shelf Registrable Securities pursuant to the Shelf Registration Statement; (v) the Holder and any of its beneficial owners, officers, directors or affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Shelf Registrable Securities pursuant to the Shelf Registration Statement; and (vi) the Holder and any of its beneficial owners, officers, directors or affiliates, if any, will enter into such written agreements as the Company shall reasonably request to ensure compliance with clause (iv) and (v) above.

           5. HOLDBACK AGREEMENTS. The Holder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 7 days prior to (provided that such Holder receives a notice from the Company of the commencement of such 7-day period) and the 90-day period beginning on the effective date of any underwritten offering of securities by the Company (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

           6.       INDEMNIFICATION; CONTRIBUTION.

           (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Holder and the beneficial owners, officers and directors and each Person, if any, who controls the Holder within the meaning of
Section 15 of the Securities Act as follows:

                    (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to which the Holder, or any beneficial owner, officer, director or controlling Person may become subject under the Securities Act or otherwise (A) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Shelf Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                   (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement or any omission or alleged omission, if such settlement is effected with the written consent of the Company; and

                   (iii) subject to the limitations set forth in Section 6(c), against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

PROVIDED, HOWEVER, that the indemnity provided pursuant to this Section 6(a) shall not apply with respect to any loss, liability, claim, damage or expense that arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Holder (i) expressly for use in the Shelf Registration Statement or any amendment thereto, or the Shelf Prospectus or any amendment or supplement thereto or (ii) pursuant to any representation, warranty or other statement contained in the Contribution Agreement or any admission amendment to the Partnership Agreement.

           (b) INDEMNIFICATION BY THE HOLDER. The Holder agrees to indemnify and hold harmless the Company, and each of its respective directors and officers (including each director and officer of the Company who signed the Shelf Registration Statement), and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 6(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or any amendment thereto, or the Shelf Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein. In no event, however shall the liability of the Holder exceed the cumulative net proceeds received by such Holder from any offering made in connection with a Shelf Registration Statement.

           (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 6(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 6(a) or
(b) above. After receipt of such notice, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, jointly with any other indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by such indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; PROVIDED, HOWEVER, that, if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to separate counsel (which shall be limited to a single law firm), the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of such indemnifying party. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding, except as set forth in the proviso in the second sentence of this Section 6(c).

           (d) CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 6 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the selling Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling Holder, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the selling Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnified party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

           The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), the Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Shelf Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such Holder would otherwise have been required to pay by reason of such untrue statement or omission.

           Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), each Person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act and beneficial owners, directors and officers of the Holder shall have the same rights to contribution as any member of the Holder, and each director of the Company, each officer of the Company who signed the Shelf Registration Statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

           (e) In the event any sale pursuant to a Shelf Registration is an underwritten offering, then the Company agrees to indemnify and hold harmless each underwriter of Shelf Registrable Securities to the same extent and on substantially similar terms as the Company's indemnification of the members of the Holder as set forth in Section 6(a) above.

           7. RULE 144 SALES.

           (a) COMPLIANCE. The Company covenants that, so long as it is subject to the reporting requirements of the Exchange Act, it will file the reports required to be filed by it under the Exchange Act so as to enable the Holder to sell Shelf Registrable Securities pursuant to Rule 144 under the Securities Act.

           (b) COOPERATION WITH THE HOLDER. In connection with any sale, transfer or other disposition by the Holder of any Shelf Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Shelf Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Shelf Registrable Securities to be for such number of shares as such Holder may reasonably request at least two business days prior to any sale of Shelf Registrable Securities.

           8.       MISCELLANEOUS.

           (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and the Holder.

           (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, (i) if to the Holder, at 1355 Peachtree Street, Suite 500, South Tower, Atlanta, Georgia 30309, Attention: William F. Law, Jr., or (ii) if to the Company, at 4497 Park Drive, Norcross, Georgia 30093,
Attention: A. R. Weeks, Jr.

           All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

           (c) NO ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, where applicable, their successors and permitted assigns. No party to this Agreement may assign or delegate all or any portion of its rights, obligations, or liabilities under this Agreement without the prior written consent of each other party to this Agreement. Nothing expressed or implied herein is intended or shall be construed to confer upon or give to any third party any rights or remedies by virtue hereof.

           (d) THIRD PARTY BENEFICIARIES. There shall be no third party beneficiaries or intended beneficiaries of this Agreement

           (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

           (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to the conflicts of law provisions thereof.

           (h) SPECIFIC PERFORMANCE. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

           (i) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above

                                        WEEKS CORPORATION


                                        By:
                                           -------------------------------
                                           Name:
                                           Title:


                                        HOLDER:

                                        PCTC ASSOCIATES, LLC


                                        By:
                                           -------------------------------
                                           Timothy P. Bright
                                           Manager



                                        BY:
                                           -------------------------------
                                           William F. Law, Jr.
                                           Manager

                                        ADDRESS: 1355 Peachtree Street
                                                 Suite 500 South Tower
                                                 Atlanta, Georgia  30309